UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2015

CORD BLOOD AMERICA, INC.
 (Exact name of registrant as specified in its charter)

Florida	000-50746	90-0613888
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1857 Helm Drive, Las Vegas, NV 89119
 (Address of Principal Executive Office) (Zip Code)

(702) 914-7250
(Registrant’s telephone number, including area code)
_______________________________

Copies to:
Joseph R. Vicente
1857 Helm Drive, Las Vegas, NV 89119
Phone: (702) 914-7250
Fax: (702) 914-7251

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07                      Submission of Matters to a Vote of Security Holders.

On May 7, 2015, a Special Meeting of Shareholders of Cord Blood America, Inc. (the “Company”) was held.  At the Special Meeting, the proposal to amend the Company’s Amended and Restated Articles of Incorporation to increase authorized capital stock to 2,895,000,000 shares, consisting of 5,000,000 shares of Preferred Stock, par value $0.0001, and 2,890,000,000 shares of Common Stock, par value $0.0001, received the affirmative vote of a majority of the votes cast and was passed.

Final voting results were as follows:

FOR	AGAINST	ABSTAIN
444,958,913	245,427,586	4,160,209

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORD BLOOD AMERICA, INC.
(Registrant)

Date: May 13, 2015	By:	/s/ Joseph R. Vicente
President